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                                                                   EXHIBIT 10.11

                        GOAMERICA COMMUNICATIONS CORP.
                            1999 STOCK OPTION PLAN


Section 1.  Purpose
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     The purpose of this GoAmerica Communications Corp. 1999 Stock Option Plan
(the "Plan") is to provide to Employees and Consultants of GoAmerica Communications Corp., a Delaware Corporation (the "Corporation") and its Subsidiaries, who are in a position to contribute materially to the long-term success of the Corporation, with options to acquire Stock of the Corporation. The Corporation believes that this incentive program will cause those persons to increase their interest in the Corporation's welfare, and aid in attracting and retaining Employees and Consultants of outstanding ability.

Section 2.  Definitions
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     Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section:

     (1)  "Board" shall mean the Board of Directors of the Corporation.

     (2)  A "Change in Control" shall be deemed to have occurred:

          (1) if any person (as defined in Section 3(a)(9) and 13(d)(3) of the Exchange Act), other than the Corporation or an employee benefit plan of the Corporation, acquires directly or indirectly the beneficial ownership of any voting security of the Corporation and immediately after such acquisition such person is, directly or indirectly, the beneficial owner of voting securities representing 50% or more of the total voting power of any class of voting securities of the Corporation then outstanding;

          (2) upon consummation of any transaction described in Section 8, other than any such transaction which results in at least 60% of the total voting power represented by each of the voting securities of the Corporation (or, if the Corporation does not survive, the surviving entity) outstanding immediately after such transaction being beneficially owned by at least 80% of the holders of each class of outstanding voting securities of the Corporation immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders are not substantially altered in the transaction;

          (3) upon a complete liquidation of the Corporation or the sale or disposition by the Corporation of all or a substantial portion of the Corporation's assets (i.e., 50% or more of the total assets of the Corporation); or
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          (4)  if the individuals (A) who constitute the Board as of the date the Plan is adopted by the Board (the "Original Directors") or (B) who thereafter are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors then still in office (such directors becoming "Additional Original Directors" immediately following their election) or
     (C) who are elected to the Board and whose election, or nomination for election, to the Board was approved by a vote of at least two-thirds (2/3) of the Original Directors and Additional Original Directors then still in office (such directors also becoming "Additional Original Directors" immediately following their election), cease for any reason to constitute a majority of the members of the Board.

For purposes of the foregoing, the terms "beneficial ownership", "beneficial owner", and "beneficially owned" shall be determined in accordance with Rule 13d-3 promulgated pursuant to the Exchange Act.

     (3) "Code" shall mean the Internal Revenue Code of 1986 as it may be amended from time to time.

     (4) "Committee" means the Compensation and Stock Option Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

     (5) "Consultant" shall mean (i) any person who is engaged to perform services for the Corporation or its Subsidiaries, other than as an Employee or Director, or (ii) any person who has agreed to become a consultant within the meaning of clause (i).

     (6) "Corporation" shall mean GoAmerica Communications Corp., a Delaware corporation.

     (7)  "Director" shall mean any member of the Board.

     (8) "Employee" shall mean (i) any full-time employee of the Corporation or its Subsidiaries (including Directors who are otherwise employed on a full-time basis by the Corporation or its Subsidiaries), or (ii) any person who has agreed to become an employee within the meaning of clause (i).

     (9) "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

     (10) "Fair Market Value" means, with respect to Stock, the Fair Market Value thereof determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that (i) if the Stock is
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listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of the Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date,

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on the next preceding date on which there was trading or quotation) as reported in The Wall Street Journal (or other reporting service approved by the
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Committee).

     (11) "Grantee" shall mean a person granted an Option under the Plan.

     (12) "ISO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock and intended to qualify as an incentive stock option under
Section 422 of the Code, as now or hereafter constituted.

     (13) "NQSO" shall mean an Option granted pursuant to the Plan to purchase shares of the Stock that is not an ISO.

     (14) "Options" shall refer collectively to NQSOs and ISOs issued under and subject to the Plan.

     (15) "Plan" shall mean this 1999 Stock Option Plan as set forth herein and as amended from time to time.

     (16) "Stock" shall mean Common Stock of the Corporation, par value $.01 per share.

     (17) "Stock Option Agreement" shall mean a written agreement between the Corporation and the Grantee, or a certificate accepted by the Grantee, evidencing the grant of an Option hereunder and containing such terms and conditions, not inconsistent with the Plan, as the Committee shall approve.

     (18) "Subsidiary" shall mean (i) any corporation with respect to which the Corporation owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock of such corporation, or (ii) any entity which the Committee reasonably expects to become a subsidiary within the meaning of clause (i).

Section 3.  Shares of Stock Subject to the Plan
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     Subject to adjustment as provided in Section 8, the total number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed 239,500 shares. Any shares of Stock delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued shares or treasury shares. Stock subject to Options that are forfeited, lapse or terminate in whole or in part for any reason (other than by reason of Option exercise) shall be available for issuance pursuant to other Options.

Section 4.  Administration of the Plan
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     (1)  The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the authority to: (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, (iii) determine the terms and provisions of Stock

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Option Agreements thereunder and (iv) make all other determinations necessary or advisable for the administration of the Plan.

     (2) Any controversy or claim arising out of or related to the Plan or the Options granted thereunder shall be determined unilaterally by, and at the sole discretion of, the Committee. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Corporation, subsidiaries of the Corporation, Grantees, any person claiming any rights under the Plan from or through any Grantee, and stockholders of the Corporation or any Subsidiary. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Corporation or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law. Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

Section 5.  Grant of Options to Employees and Consultants
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     (1)  Employees and Consultants of the Corporation and its Subsidiaries
shall be eligible to receive Options under the Plan. The Committee shall determine and designate from time to time the Employees or Consultants who are to be granted Options, and shall specify in each Stock Option Agreement the nature of the Option granted and the number of shares of Stock subject to each such Option.

     (2) The Committee shall determine whether any Option granted shall be an ISO or NQSO. Notwithstanding the foregoing, Grantees who are not Employees (determined with reference to Section 2(h)(i) only) of the Corporation or a Subsidiary (determined with reference to Section 2(r)(i) only) on the date an Option is granted shall only receive NQSOs.

     (3) The exercise price per share of Stock subject to an Option in the case of an ISO shall not be less than 100% of the Fair Market Value of the Stock on the date such Option is granted, or in the case of an ISO granted to an individual described in Section 422(b)(6) of the Code, 110% of the Fair Market Value of a share of the Stock on the date the Option is granted, and in the case of a NQSO shall be the price determined by the Committee.

     (4) The term of each Option granted to an Employee or Consultant shall be determined by the Committee and specified in a Stock Option Agreement, provided that no Option shall be exercisable more than ten years from the date such Option is granted.

     (5) The aggregate fair market value (for this purpose, determined in accordance with Section 422(d)(3) of the Code at the time the ISO is granted) of the Stock with respect to which ISOs are exercisable for the first time by any Employee during any calendar year under all plans of the Corporation and its Subsidiaries shall not exceed $100,000. To the extent the limitation set forth in

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the preceding sentence is exceeded, the Options with respect to such excess shall be treated as NQSOs.

     (6) The Committee shall determine whether any Option granted to an Employee or Consultant shall become vested and exercisable in one or more installments and specify the installment dates in the Stock Option Agreement.
The Committee shall also specify in the Stock Option Agreement such other provisions, not inconsistent with the terms of the Plan, as it may deem desirable, including such provisions as it may deem necessary to qualify an ISO under the provisions of Section 422 of the Code. Unless otherwise determined by the Committee, each Option shall become vested and exercisable in three equal installments on each of the second, third and fourth anniversaries of the date such Option is granted; provided, however, that in the event of the death of a
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Grantee prior to full vesting hereunder, each Option granted to any such Grantee shall become immediately vested and exercisable upon the date of such Grantee's death; and provided, further, that each Option not vested and exercisable on the
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date of the consummation of a Change in Control shall become immediately vested and exercisable to all Grantees under the Plan immediately prior to the Change in Control.

     (g) Each Option granted under the Plan shall constitute an option to purchase one share of Stock.

     (h) The Committee may, at any time, grant new or additional Options to any eligible Employee or Consultant who has previously received Options under the Plan, or options under other plans, whether such prior Options or other options are still outstanding, have been exercised previously in whole or in part, or have been canceled. The exercise price of such new or additional Options may be established by the Committee, subject to Section 5(c) hereof, without regard to such previously granted Options or other options.

Section 6.  Exercise of Options; Cancellation for Cash
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     (1)  A Grantee shall exercise an Option by delivery of written notice of the Corporation setting forth the number of shares with respect to which the Option is to be exercised. On the exercise date, the Grantee shall deliver to the Corporation the exercise price (in cash, certified check, bank draft postal or express money order payable to the order of the Corporation, or by wire transfer, for an amount equal to the Option price of such shares plus any income tax required to be withheld). The Committee may, in its sole discretion, permit a Grantee to pay all or a portion of the exercise price by delivery of Stock or other property (including notes or other contractual obligations of the Grantee to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to the Grantee.

     (2) Except as provided pursuant to Section 7(a), no Option granted to an Employee or Consultant shall be exercised unless at the time of such exercise the Grantee is then an Employee (determined with reference to Section 2(h)(i) only) or Consultant (determined with reference to

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Section 2(e)(i) only) of the Corporation or a Subsidiary (determined with reference to Section 2(q)(i) only).

Section 7.  Termination of Employment
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     (1)  Unless otherwise determined by the Committee, upon termination of a
Grantee's employment or consultancy with the Corporation and its Subsidiaries, a Grantee's Options shall terminate as follows: (i) if such termination is on account of permanent and total disability (as determined by the Committee), such Options shall terminate one year thereafter; (ii) if such termination is on account of death, such Options shall terminate six months thereafter; (iii) if such termination is for cause (as determined by the Committee), such Options shall terminate immediately; and (iv) if such termination is for any other reason, such Options shall terminate 90 days thereafter. In addition, all Options granted on the basis of clause (ii) of Section 2(e), (h) or (r) shall immediately terminate if the Committee determines, in its sole discretion, that the Consultant, Employee or Subsidiary, as the case may be, will not become a Consultant, Employee or Subsidiary within the meaning of clause (i) of such Sections.

     (2) The sale of any Subsidiary shall be treated as a termination of employment or consultancy, as the case may be, under Section 7(a)(iv) with respect to any Grantee employed or retained by such Subsidiary.

     (3) Pursuant to Section 7(a)(ii), in the event of death, Options may be exercised by a Grantee's legal representative.

     (4) During any period described in Section 7(a) following the Grantee's termination of employment or consultancy but prior to termination of the Option, unless otherwise determined by the Committee, the Option shall be exercisable only to the extent that it was exercisable upon such termination of employment or consultancy.

Section 8.  Adjustment Upon Changes in Capitalization
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     In the event of any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Stock or other securities, Stock dividend or other special, large and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock deemed to be available thereafter for grants of Options under Section 3, (ii) the number and kind of shares of Stock that may be delivered or deliverable in respect of outstanding Options, (iii) the number of shares with respect to which Options may be granted to a given Grantee in the specified period as set forth in Section 5(a), and (iv) the exercise price (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Option). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in,

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Options (including, without limitation, cancellation of Options in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options using stock of a successor or other entity) in recognition or unusual or nonrecurring events (including, without limitation, events described in the preceding sentence and events constituting a Change in Control) affecting the Corporation or any Subsidiary or the financial statements of the Corporation or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

Section 9.  Restrictions on Issuing Shares
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     The Corporation shall not be obligated to deliver Stock upon the exercise or settlement of any Option or take any other action under the Plan until the Corporation shall have determined that applicable federal and state laws, rules, and regulations have been complied with and such approvals of any regulatory or governmental agency have been obtained and contractual obligations to which the Option may be subject have been satisfied. The Corporation, in its discretion, may postpone the issuance or delivery of Stock under any Option until completion of such stock exchange listing or registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation as the Corporation may consider appropriate, and may require any Grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Stock under the Plan. The Corporation may cause a legend or legends to be placed on any certificates representing shares issued pursuant to the Plan.

Section 10. Tax Withholding
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     The Corporation shall have the right to require that the Grantee make such provision, or furnish the Corporation such authorization, necessary or desirable so that the Corporation may satisfy its obligation, under applicable laws, to withhold or otherwise pay for income or other taxes of the Grantee attributable to the grant or exercise of Options granted under the Plan or the sale of Stock issued with respect to Options. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Grantee's tax obligations.

Section 11. Transferability
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     Options will not be transferable by a Grantee except by will or the laws of descent and distribution or to a beneficiary in the event of the Grantee's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs, shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative; provided, however, that NQSOs may be
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transferred to one or more transferees during the lifetime of the Grantee to the extent and on such terms as then may be permitted by the Committee.

Section 12. General Provisions
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     (1)  Each Option shall be evidenced by a Stock Option Agreement. The terms
and

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provisions of such Stock Option Agreements may vary among Grantees and among different Options granted to the same Grantee.

     (2) The grant of an Option in any year shall not give the Grantee any right to similar grants in future years, any right to continue such Grantee's employment relationship with the Corporation or its Subsidiaries, or, until such Option is exercised and share certificates are issued, any rights as a Stockholder of the Corporation. All Grantees shall remain subject to discharge to the same extent as if the Plan were not in effect.

     (3) No Grantee, and no beneficiary or other persons claiming under or through the Grantee shall have any right, title or interest by reason of any Option to any particular assets of the Corporation or its Subsidiaries, or any shares of Stock allocated or reserved for the purposes of the Plan or subject to any Option except as set forth herein. The Corporation shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Option.

     (4) The issuance of shares of Stock to Grantees or to their legal representatives shall be subject to any applicable taxes and other laws or regulations of the United States or of any state having jurisdiction thereof.

Section 13. Changes to the Plan and Stock Option Agreements
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     The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Options under the Plan at any time; provided,
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however, that without the consent of an affected Grantee, no such action may
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materially impair the rights of such Grantee under any Option theretofore granted to him, and, provided, further, however, that any stockholder approval
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necessary in order to comply with Section 422 of the Code (or other applicable law, regulation or listing requirement) shall be obtained in the manner required therein.

Section 14. Effective Date of Plan
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     The Plan is effective upon its approval by the Board, subject to the approval of the Plan by the Corporation's stockholders either before or after such effective date, and shall continue in effect until terminated by the Board. No ISO may be granted more than ten years after such date.

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